UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Viracta Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Viracta Therapeutics, Inc. Meeting To Be Held On June 18, 2024 For Annual Meeting of Stockholders Stockholders of record as of April 22, 2024 Tuesday, June 18, 2024 9:30 AM, Pacific Time To order paper materials, use one of the following methods. Annual Meeting to be held via the Internet—please visit www.proxydocs.com/VIRX for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/VIRX Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/VIRX directions to attend the meeting go to www.proxydocs.com/VIRX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: Under United States Securities and Exchange Commission rules, proxy materials do not have paper@investorelections.com to be delivered in paper. Proxy materials can be distributed by making them available on the internet. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 10, 2024. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Viracta Therapeutics, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.	To elect four (4) Class III directors to hold office until our 2027 annual meeting of stockholders and until their respective successors are elected and qualified.

1.01 Flavia Borellini, Ph.D.

1.02 Jane Chung, R.Ph.

1.03 Ivor Royston, M.D.

1.04 Stephen Rubino, Ph.D., M.B.A.

2.	To approve, on an advisory basis, the compensation of our named executive officers.

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

NOTE:	In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.